Exhibit 10.38

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 25, 2026, is entered into by and among (a) PHATHOM PHARMACEUTICALS, INC., a Delaware corporation (“Phathom”), (b) each of its Subsidiaries from time to time party to the Loan Agreement (as defined below) as borrower (together with Phathom, individually or collectively, as the context may require, “Borrower”), (c) the several banks and other financial institutions or entities parties to this Amendment as “Existing Lenders” (collectively, referred to as the “Existing Lenders”), (d) the several banks and other financial institutions or entities parties to this Amendment as “New Lenders” (individually, a “New Lender”, and collectively, referred to as the “New Lenders”; together with the Existing Lenders, individually, a “Lender”, and collectively, referred to as the “Lenders”), and (e) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (as defined in the Loan Agreement) (together with its successors and assigns, in such capacity, the “Agent”).

A.
Borrower, Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of September 17, 2021 (as amended by that certain Consent and First Amendment to Loan and Security Agreement dated as of May 3, 2022, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of September 26, 2022, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of May 9, 2023, as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of December 14, 2023, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Loan Agreement”). The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.
Borrower has requested that Agent and the Lenders amend the Loan Agreement to (i) incorporate a new tranche to fund a Term Loan Advance of One Hundred Seventy-Five Million Dollars ($175,000,000) to repay a portion of the Secured Obligations outstanding under the Loan Agreement as of the Fifth Amendment Effective Date (immediately prior to the drawdown of such Term Loan Advance), and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein. Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan Agreement.
(i)
All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Amendment).
(ii)
“Amended Credit Agreement” has the meaning assigned to such term in Section 3.
(iii)
“Fifth Amendment Disbursement Time” means the time at which the Secured Obligations outstanding under the Loan Agreement as of the Fifth Amendment Effective Date (as determined immediately prior to the drawdown of the Tranche VII Advance) are repaid in full.
(iv)
“Tranche VII Advance” shall have the meaning assigned to such term in the Amended Credit Agreement.

(b)
Rules of Construction. The rules of construction in Section 1.2 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan Agreement.
(a)
Upon the occurrence of the Fifth Amendment Effective Date, the Loan Agreement is hereby amended as follows:
(i)
New Definition. The following definitions are added to Section 1.1 of the Loan Agreement in their proper alphabetical order:

“Amended Credit Agreement” has the meaning assigned to such term in the Fifth Amendment.

“Fifth Amendment” means that certain Fifth Amendment to Loan and Security Agreement, dated as of February 25, 2026, by and among the Borrower, the Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment.

“Tranche VII Commitment” means, as to any Lender, the obligation of such Lender, if any, to make a Tranche VII Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche VII Commitment” opposite such Lender’s name on Schedule 1.1(a) to the Amended Credit Agreement.

(ii)
Tranche VII Commitment. The following new Section 2.1(a)(vii) of the Loan Agreement is hereby added to the Loan Agreement:

“(vii) Tranche VII. Subject to the terms and conditions of this Agreement, on the Fifth Amendment Effective Date, Lenders will severally (and not jointly) make in accordance with their Tranche VII Commitments, and Borrower agrees to draw, a Term Loan Advance in an aggregate principal amount equal to of One Hundred Seventy-Five Million Dollars ($175,000,000) to repay a portion of the Secured Obligations outstanding under this Agreement as of the Fifth Amendment Effective Date (as determined immediately prior to the drawdown of this Term Loan Advance).”

(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder”, or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document.
SECTION 3
Amendments to the Agreement. Upon the occurrence of the Fifth Amendment Disbursement Time, the Loan Agreement is hereby amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Agreement attached hereto as Exhibit A (the “Amended Credit Agreement”). For the avoidance of doubt, the Amended Credit Agreement will supersede the amendments set forth in Section 2 above.

SECTION 4
Tranche VII Facility Fee. Borrower will pay to Agent, for the ratable account of the Lenders (after giving effect to the drawdown of the Tranche VII Advance and the other transactions contemplated under this Amendment), a facility fee (the “Tranche VII Facility Fee”) equal to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000). The Tranche VII Facility Fee shall be fully earned, due and payable on the Fifth Amendment Effective Date.
SECTION 5
Conditions of Effectiveness. The effectiveness of this Amendment (the “Fifth Amendment Effective Date”) shall be subject to Agent’s receipt of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:
(a)
this Amendment, executed by Agent, each Lender and Borrower;
(b)
the Updated Perfection Certificate, executed by Borrower;
(c)
the Fifth Amendment Supplemental IPSA, executed by Borrower;
(d)
an updated Performance Covenant C Schedule;
(e)
Borrower shall have submitted an Advance Request for the Tranche VII Advance (as defined in the Amended Credit Agreement);
(f)
Borrower shall have paid (i) the Tranche VII Facility Fee, (ii) all other amounts such that the Secured Obligations outstanding under the Loan Agreement as of the Fifth Amendment Effective Date (as determined immediately prior to the drawdown of the Tranche VII Advance) are repaid in full on the Fifth Amendment Effective Date, except for any Prepayment Charge owing to Lenders (other than Sagard Healthcare Partners (Delaware), LP (“Sagard”)) in connection therewith, which the Lenders (other than Sagard) hereby waives, (iii) without duplication of amounts owing under clause (f)(ii) above, an End of Term Charge of Eleven Million Five Hundred Thousand Dollars ($11,500,000) owed to the Lenders on the Fifth Amendment Effective Date, (iv) all invoiced costs and expenses then due in accordance with Section 11(d), and (v) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement;
(g)
a flow of funds statement demonstrating that, among other things, the payments due and owing from Borrower under clause (f) above shall be paid on the Fifth Amendment Effective Date;
(h)
copies, certified in a certificate executed by a duly authorized officer of Borrower to be true and complete as of the date hereof, of each of (A) the governing documents of Borrower as in effect on the date hereof, (B) the resolutions of Borrower authorizing the execution and delivery of this Amendment, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby, and (C) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower,
(i)
a good standing certificate of Borrower, certified by the Secretary of State of Delaware, dated as of a date no earlier than thirty (30) days prior to the date hereof;
(j)
certified copies, dated as of a recent date, of financing statement and other lien searches of Borrower, as Agent may request and which shall be obtained by Agent, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such searches either (i) will be terminated prior to or in connection with the execution of this Amendment, or (ii) in the sole discretion of Agent, will constitute Permitted Liens;

(k)
evidence reasonably satisfactory to Agent that the insurance policies required for Borrower are in full force and effect, together with appropriate evidence showing lender loss payable, notice of cancellation, and additional insured clauses in favor of Agent; and
(l)
on the Fifth Amendment Effective Date, immediately after giving effect to the amendment of the Loan Agreement contemplated hereby:
(i)
the representations and warranties contained in Section 7 shall be true and correct on and as of the Fifth Amendment Effective Date as though made on and as of such date; and
(ii)
there exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 6
Post-Closing Conditions.
(a)
No later than thirty (30) days after the Fifth Amendment Effective Date (or such later date that is acceptable to Agent), Borrower shall deliver to Agent lender loss payable, notice of cancellation, and additional insured endorsements naming Agent for the insurance policies required under the Loan Agreement.
(b)
No later than sixty (60) days after the Fifth Amendment Effective Date (or such later date that is acceptable to Agent), Borrower shall deliver to Agent an Account Control Agreement, in form and substance reasonably satisfactory to Agent, for the accounts disclosed in the Updated Perfection Certificate ending in account numbers 1311 and 1368.
SECTION 7
Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and (a) that no Event of Default has occurred and is continuing; (b) that there has not been and there does not exist a Material Adverse Effect; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 7, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment. For the avoidance of doubt, each Lender party to this Amendment confirms that it has waived in full any Prepayment Charge owing to such Lender directly arising from the repayment in full of the Secured Obligations on the Fifth Amendment Effective Date.

SECTION 8
Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
SECTION 9
Updated Perfection Certificate. In connection with this Amendment, Borrower has delivered an updated Perfection Certificate (the “Updated Perfection Certificate”). Borrower and Agent acknowledge and agree that, from and after the date of this Amendment, each reference in the Loan Documents to the “Perfection Certificate” shall be deemed to be a reference to the Updated Perfection Certificate. Borrower acknowledges, confirms and agrees the disclosures and information Borrower provided to Agent in the Updated Perfection Certificate have not changed as of the date hereof.
SECTION 10
Lender Joinder Clause. Effective as of the Fifth Amendment Effective Date, each New Lender: (a) becomes a “Lender” under the Loan Agreement and each other Loan Document, with all the rights, remedies, protections, indemnities and obligations of a Lender thereunder, as if an original signatory thereto, and agrees to be bound by the Loan Agreement and each other Loan Document to which the Lenders are party; and (b) appoints and authorizes Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers and perform such duties as are delegated to Agent under the Loan Documents, together with such powers as are reasonably incidental thereto.
SECTION 11
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, and with effect from (and including) the Fifth Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 5, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the out-of-pocket costs and expenses of Agent and each Lender party hereto, and the documented out-of-pocket fees and disbursements of counsel to Agent and each Lender party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof.
(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

Signature: /s/ Steven Basta___________

Print Name: Steven Basta______________

Title: CEO, President____________

[SIGNATURES CONTINUE ON THE NEXT PAGE]

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Associate General Counsel

EXISTING LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Maclean Greedy________

Print Name: Maclean Greedy

Title: Associate General Counsel

HERCULES VENTURE GROWTH
CREDIT OPPORTUNITIES FUND 1 L.P.

By: Hercules Venture Growth Credit Opportunities Fund GP I LLC, its General Partner

Signature: /s/ Maclean Greedy________

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

By: /s/ Maclean Greedy____________

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES Private global venture growth fund I L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature: /s/ Maclean Greedy_________

Print Name: Maclean Greedy

Title: Authorized Signatory

NEW LENDERS:

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Associate General Counsel

HERCULES FUNDING IV, LLC

Signature: /s/ Maclean Greedy_________

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES GROWTH LENDING FUND IV LP

By: Hercules Growth Lending Fund GP LLC, its General Partner

By: /s/ Maclean Greedy_______________

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES EVERGREEN FUND LP

By: Hercules Evergreen Fund GP LLC, its General Partner

Signature: /s/ Maclean Greedy________

Print Name: Maclean Greedy

Title: Authorized Signatory

exhibit a
amended credit agreement